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                                                  EXHIBIT 10.2



                               BILL OF SALE


THIS BILL OF SALE dated as of the 7th day of February, 2001.

BETWEEN:

          PRICEWATERHOUSECOOPERS INC. as Trustee in Bankruptcy of Kafus Industries Ltd. and Cameron Strategic Planning Ltd.

          (the "Vendor")

AND:


          BERKELEY INVESTMENTS INC.

          (the "Purchaser")

WHEREAS:

A. The Vendor is the Trustee in Bankruptcy of the Estate of Kafus Industries Ltd. and the Estate of Cameron Strategic Planning Ltd.

B. Pursuant to a letter dated February 6, 2001 (the "Offer"), the Vendor offered to sell, and the Purchaser accepted the Offer and agreed to purchase, all of the shares of Hyaton Organics Inc. ("Hyaton") owned by the Vendor and all of the interests of the Vendor in Hyaton and Camden Agro-Systems, Inc. if any (the "Assets") on the terms and conditions hereinafter set forth.


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants set forth herein, the $50,000 paid by the Purchaser to the Vendor, the receipt whereof the Vendor hereby acknowledges, the parties hereto covenant and agree as follows:

1. The Vendor hereby sells, assigns, transfers and sets over to the Purchaser all of the Vendor's interest in and to the Assets on an "as is, where is" basis and without representation warranty or condition, express or implied, as to quantity, value, merchantability, fitness for any particular purpose or any other matter.

2. The Purchaser acknowledges and agrees that the portion of the purchaser price previously delivered by the Purchaser to the Vendor is hereby released to the Vendor.

3. This Bill of Sale shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.


IN WITNESS WHEREOF the Vendor has executed this Bill of Sale as of the day and year first above written.


PRICEWATERHOUSECOOPERS INC.
as Trustee in Bankruptcy of Kafus Industries Ltd.
and Cameron Strategic Planning Ltd.



per:  __________________________________



BERKELEY INVESTMENTS INC.



Per:  __________________________________